COMMERCIAL GUARANTY

Exhibit 10.6

Borrowers:	INVESTOR’S MARK ACQUISITIONS, LLC 124 WINDERMERE CT. MCMURRAY, PA 15317 BENJAMIN MARCUS HOMES, L.L.C. P.O. Box 1287 MCMURRAY, PA 15317	Lender:	SHEPHERD’S FINANCE, LLC 3508 WASHINGTON ROAD MCMURRAY, PA 15317

Guarantors:	MARK L. HOSKINS 124 WINDERMERE COURT MCMURRAY, PA 15317 INVESTOR’S MARK ACQUISITIONS, LLC 124 WINDERMERE CT. MCMURRAY, PA 15317 BENJAMIN MARCUS HOMES, L.L.C. P.O. Box 1287 MCMURRAY, PA 15317

THIS COMMERCIAL GUARANTY (this “Guaranty”) dated as of December 30, 2011, is made and executed by and among INVESTOR’S MARK ACQUISITIONS, LLC (“IMA”), BENJAMIN MARCUS HOMES, L.L.C. (“BMH”) and MARK L. HOSKINS (“Hoskins”; with IMA,BMHand Hoskins collectively referred to as the “Guarantors”) and SHEPHERD’S FINANCE, LLC (“Lender”).

WHEREAS, Lender has made a revolving demand loan to BMH in the amount of up to $4,164,000 (the “BMH Loan”) to acquire certain land and to finish developing certain phases on such land all as more clearly set forth in the Credit Agreement among the parties hereto dated as of December             , 2011 (the “Credit Agreement”) and as evidenced by that certain Promissory Note from BMH to Lender (the “BMH Note”), and IMA and Hoskins have agreed to guarantee the BMH Note.

WHEREAS, Lender has made a demand loan to IMA in the amount of up to $2,225,000 (the “New IMA Loan”) to develop certain lots as more clearly set forth in the Credit Agreement and as evidenced by that certain Promissory Note from IMA to Lender (the “New IMA Note”), and BMH and Hoskins have agreed to guarantee the New IMA Note.

WHEREAS, Lender has assumed that certain existing loan from 84 Financial, L.P. to IMA in the amount of $1,686,767 (the “Existing IMA Loan”) thereby becoming the lender under the Existing IMA Loan as more clearly set forth in the Credit Agreement and as evidenced by that certain Promissory Note from IMA to Lender, as assigned (the “Existing IMA Note”; with the BMH Note, the New IMA Note and the Existing IMA Note sometimes collectively referred to as the “Developer Notes”), and BMH and Hoskins have agreed to guarantee the Existing IMA Note.

WHEREAS, Hoskins is a principal of both IMA and BMH and will directly or indirectly benefit from Lender’s making the loans to Borrowers set forth in the Credit Agreement and evidenced by the Developer Notes.

CONTINUING GUARANTEE OF PAYMENT AND PERFORMANCE. For good and valuable consideration, Guarantors absolutely and unconditionally guarantee full and punctual payment and satisfaction of the Indebtedness of Borrowers to Lender, and the performance and discharge of all Borrowers’ obligations under the Developer Notes and the Related Documents. This is a guaranty of payment and performance and not of collection, so Lender can enforce this Guaranty against Guarantors even when Lender has not exhausted Lender’s remedies against anyone else obligated to pay the Indebtedness or against any collateral securing the Indebtedness, this Guaranty or any other guaranty of the Indebtedness. Guarantors will make any payments to Lender or its order, on demand, in legal tender of the United States of America, in same-day funds, without set-off or deduction or counterclaim, and will otherwise perform Borrowers’ obligations under the Developer Notes and Related Documents. Under this Guaranty, Guarantors’ liability is unlimited and Guarantors’ obligations are continuing.

INDEBTEDNESS. The word “Indebtedness” as used in this Guaranty means all of the principal amount outstanding from time to time and at any one or more times, accrued unpaid interest thereon and all collection costs and legal expenses related thereto permitted by law, reasonable attorneys’ fees, arising from any and all debts, liabilities and obligations of every nature or form, now existing or hereafter arising or acquired, that Borrowers individually or collectively or interchangeably with others, owes or will owe Lender, including but not limited to the Developer Notes. “Indebtedness” includes, without limitation, loans, advances, debts, overdraft indebtedness, credit card indebtedness, lease obligations, liabilities and obligations under any interest rate protection agreements or foreign currency exchange agreements or commodity price protection agreements, other obligations, and liabilities of Borrowers, and any present or future judgments against Borrowers, future advances, loans or transactions that renew, extend, modify, refinance, consolidate or substitute these debts, liabilities and obligations whether: voluntarily or involuntarily incurred; due or to become due by their terms or acceleration; absolute or contingent; liquidated or unliquidated; determined or undetermined; direct or indirect; primary or secondary in nature or arising from a guaranty or surety; secured or unsecured; joint or several or joint and several; evidenced by a negotiable or non-negotiable instrument or writing; originated by Lender or another or others; barred or unenforceable against Borrowers for any reason whatsoever; for any transactions that may be voidable for any reason (such as infancy, insanity, ultra vires or otherwise); and originated then reduced or extinguished and then afterwards increased or reinstated.

If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantors, Lender’s rights under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties. Guarantors’ liability will be Guarantors’ aggregate liability under the terms of this Guaranty and any such other unterminated guaranties.

CONTINUING GUARANTY. THIS IS A “CONTINUING GUARANTY” UNDER WHICH GUARANTORS AGREE TO GUARANTEE THE FULL AND PUNCTUAL PAYMENT, PERFORMANCE AND SATISFACTION OF THE INDEBTEDNESS OF BORROWERS TO LENDER, NOW EXISTING OR HEREAFTER ARISING OR ACQUIRED, ON AN OPEN AND CONTINUING BASIS. ACCORDINGLY, ANY PAYMENTS MADE ON THE INDEBTEDNESS

WILL NOT DISCHARGE OR DIMINISH GUARANTORS’ OBLIGATIONS AND LIABILITY UNDER THIS GUARANTY FOR ANY REMAINING AND SUCCEEDING INDEBTEDNESS EVEN WHEN ALL OR PART OF THE OUTSTANDING INDEBTEDNESS MAY BE A ZERO BALANCE FROM TIME TO TIME.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantors or to Borrowers, and will continue in full force until all the Indebtedness incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all of Guarantors’ other obligations under this Guaranty shall have been performed in full. If Guarantors elect to revoke this Guaranty, Guarantors may only do so in writing. Guarantors’ written notice of revocation must be mailed to Lender, by certified mail, at Lender’s address listed above or such other place as Lender may designate in writing. Written revocation of this Guaranty will apply only to new Indebtedness created after actual receipt by Lender of Guarantors’ written revocation. For this purpose and without limitation, the term “new Indebtedness” does not include the Indebtedness which at the time of notice of revocation is contingent, unliquidated, undetermined or not due and which later becomes absolute, liquidated, determined or due. For this purpose and without limitation, “new Indebtedness” does not include all or part of the Indebtedness that is: incurred by Borrowers prior to revocation; incurred under a commitment that became binding before revocation; any renewals, extensions, substitutions, and modifications of the Indebtedness. This Guaranty shall bind Hoskins’ estate as to the Indebtedness created both before and after Hoskins’death or incapacity, regardless of Lender’s actual notice of Hoskins’ death. Subject to the foregoing, Hoskins’ executor or administrator or other legal representative may terminate this Guaranty in the same manner in which Hoskins might have terminated it and with the same effect. Release of any other Guarantors or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantors under this Guaranty. A revocation Lender receives from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty. It is anticipated that fluctuations may occur in the aggregate amount of the Indebtedness covered by this Guaranty, and Guarantors specifically acknowledge and agree that reductions in the amount of the Indebtedness, even to zero dollars ($0.00), shall not constitute a termination of this Guaranty. This Guaranty is binding upon Guarantors and Guarantors’ heirs, successors and assigns so long as any of the Indebtedness remains unpaid and even though the Indebtedness may from time to time be zero dollars ($0.00).

GUARANTORS’ AUTHORIZATION TO LENDER. Guarantors authorize Lender, either before or after any revocation hereof, without notice or demand and without lessening Guarantors’ liability under this Guaranty, from time to time: (A) prior to revocation as set forth above, to make one or more additional secured or unsecured loans to Borrowers, to lease equipment or other goods to Borrowers, or otherwise to extend additional credit to Borrowers; (B) to alter, compromise, renew, extend, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the rate of interest on the Indebtedness; extensions may be repeated and may be for longer than the original loan term; (C) to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, waive, subordinate, fail or decide not to perfect, and release any such security, with or without the substitution of new collateral; (D) to release, substitute, agree not to sue, or deal with any one or more of Borrowers’ sureties, endorsers, or other Guarantors on any terms or in any manner Lender may choose; (E) to determine how, when and what application of payments and credits shall be made on the Indebtedness; (F) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Lender in its discretion may determine; (G) to sell, transfer, assign or grant participations in all or any part of the Indebtedness; and (H) to assign or transfer this Guaranty in whole or in part.

GUARANTORS’ REPRESENTATIONS AND WARRANTIES. Guarantors represent and warrant to Lender that (A) no representations or agreements of any kind have been made to Guarantors which would limit or qualify in any way the terms of this Guaranty; (B) this Guaranty is executed at Borrowers’ request and not at the request of Lender; (C) Guarantors have full power, right and authority to enter into this Guaranty; (D) the provisions of this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantors and do not result in a violation of any law, regulation, court decree or order applicable to Guarantors; (E) Guarantors have not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantors’ assets, or any interest therein; (F) upon Lender’s request, Guarantors will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information which currently has been, and all future financial information which will be provided to Lender is and will be true and correct in all material respects and fairly present Guarantors’ financial condition as of the dates the financial information is provided; (G) no material adverse change has occurred in Guarantors’ financial condition since the date of the most recent financial statements provided to Lender and no event has occurred which may materially adversely affect Guarantors’ financial condition; (H) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Guarantors is pending or threatened; (I) Lender has made no representation to Guarantors as to the creditworthiness of Borrowers; and (J) Guarantors have established adequate means of obtaining from Borrowers on a continuing basis information regarding Borrowers’ financial condition. Guarantors agree to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantors’ risks under this Guaranty, and Guarantors further agree that Lender shall have no obligation to disclose to Guarantors any information or documents acquired by Lender in the course of its relationship with Borrowers.

GUARANTORS’ WAIVERS. Except as prohibited by applicable law, Guarantors waive any right to require Lender (A) to continue lending money or to extend other credit to Borrowers; (B) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrowers, Lender, any surety, endorser, or other Guarantors in connection with the Indebtedness or in connection with the creation of new or additional loans or obligations; (C) to resort for payment or to proceed directly or at once against any person, including Borrowers or any other Guarantors; (D) to proceed directly against or exhaust any collateral held by Lender from Borrowers, any other Guarantors, or any other person; (E) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrowers or to comply with any other applicable provisions of the Uniform Commercial Code; (F) to pursue any other remedy within Lender’s power; or (G) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.

Guarantors also waive any and all rights or defenses based on suretyship or impairment of collateral including, but not limited to, any rights or defenses arising by reason of (A) any “one action” or “anti-deficiency” law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantors, before or after Lender’s commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (B) any election of remedies by Lender which destroys or otherwise adversely affects Guarantors’ subrogation rights or Guarantors’ rights to proceed against Borrowers for reimbursement, including without limitation, any loss of rights Guarantors may suffer by reason of any law limiting, qualifying, or discharging the Indebtedness; (C) any disability or other defense of Borrowers, of any other Guarantors, or of any other person, or by reason of the cessation of Borrowers’ liability from any cause whatsoever, other than payment in full in legal tender, of the Indebtedness; (D) any right to claim discharge of the Indebtedness on the basis of unjustified impairment of any collateral for the Indebtedness; (E) any statute of limitations, if at any time any action or suit brought by Lender against Guarantors is commenced, there is outstanding Indebtedness which is not barred by any applicable statute of limitations; or (F) any defenses given to Guarantors at law or in equity other than actual payment and performance of the Indebtedness. If payment is made by Borrowers, whether voluntarily or otherwise, or by any third party, on the Indebtedness and thereafter Lender is forced to remit the amount of that payment to Borrowers’ trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the Indebtedness shall be considered unpaid for the purpose of the enforcement of this Guaranty.

Guarantors further waive and agree not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrowers, the Guarantors, or both.

GUARANTORS’ UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantors warrant and agree that each of the waivers set forth above is made with Guarantors’ full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

SUBORDINATION OF BORROWERS’ DEBTS TO GUARANTORS. Guarantors agree that the Indebtedness, whether now existing or hereafter created, shall be superior to any claim that Guarantors may now have or hereafter acquire against Borrowers, whether or not Borrowers become insolvent. Guarantors hereby expressly subordinate any claim Guarantors may have against Borrowers, upon any account whatsoever, to any claim that Lender may now or hereafter have against Borrowers. In the event of insolvency and consequent liquidation of the assets of Borrowers, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrowers applicable to the payment of the claims of both Lender and Guarantors shall be paid to Lender and shall be first applied by Lender to the Indebtedness. Guarantors do hereby assign to Lender all claims which they may have or acquire against Borrowers or against any assignee or trustee in bankruptcy of Borrowers; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrowers to Guarantors shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantors agree and Lender is hereby authorized, in the name of Guarantors, from time to time to file financing statements and continuation statements and to execute documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

Amendments. This Guaranty, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Attorneys’ Fees; Expenses. Guarantors agree to pay upon demand all of Lender’s costs and expenses, including Lender’s reasonable attorneys’ fees and Lender’s legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may hire or pay someone else to help enforce this Guaranty, and Guarantors shall pay the costs and expenses of such enforcement. Costs and expenses include Lender’s reasonable attorneys’ fees and legal expenses whether or not there is a lawsuit, including reasonable attorneys’ fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantors also shall pay all court costs and such additional fees as may be directed by the court.

Caption Headings. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty.

Governing Law. This Guaranty will be governed by federal law applicable to Lender and, to the extent not preempted by federal law, the laws of the Commonwealth of Pennsylvania without regard to its conflicts of law provisions.

Choice of Venue. If there is a lawsuit, Guarantors agree upon Lender’s request to submit to the jurisdiction of the courts of the Commonwealth of Pennsylvania, in the county in which Lender’s following address is located: 3508 WASHINGTON ROAD, MCMURRAY, PA 15317.

Integration. Guarantors further agree that Guarantorshave read and fully understand the terms of this Guaranty; Guarantors have had the opportunity to be advised by Guarantors’ attorney with respect to this Guaranty; the Guaranty fully reflects Guarantors’ intentions and parol evidence is not required to interpret the terms of this Guaranty. Guarantors hereby indemnify and hold Lender harmless from all losses, claims, damages, and costs (including Lender’s attorneys’ fees) suffered or incurred by Lender as a result of any breach by Guarantors of the warranties, representations and agreements of this paragraph.

Interpretation. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words “Borrower” and “Guarantor” respectively shall mean all and any one or more of them. The words “Guarantor,” “Borrower,” and “Lender” include the heirs, successors, assigns, and transferees of each of them. If a court finds that any provision of this Guaranty is not valid or should not be enforced, that fact by itself will not mean that the rest of this Guaranty will not be valid or enforced. Therefore, a court will enforce the rest of the provisions of this Guaranty even if a provision of this Guaranty may be found to be invalid or unenforceable. If any one or more of Borrower or Guarantor are corporations, partnerships, limited liability companies, or similar entities, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, managers, or other agents acting or purporting to act on their behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

Notices. Unless otherwise provided by applicable law, any notice required to be given under this Guaranty shall be given in writing, and, except for revocation notices by Guarantors, shall be effective when actually delivered, when actually received by telefacsimile (unless otherwise required by law), when deposited with a nationally recognized overnight courier, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the addresses shown near the beginning of this Guaranty. All revocation notices by Guarantors shall be in writing and shall be effective upon delivery to Lender as provided in the section of this Guaranty entitled “DURATION OF GUARANTY.” Any party may change its address for notices under this Guaranty by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party’s address. For notice purposes, Guarantors agree to keep Lender informed at all times of each of the Guarantors’ current addresses. Unless otherwise provided by applicable law, if there is more than one Guarantor, any notice given by Lender to any Guarantor is deemed to be notice given to all Guarantors.

No Waiver by Lender. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender’s right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantors, shall constitute a waiver of any of Lender’s rights or of any of Guarantors’ obligations as to any future transactions. Whenever the consent of

Lender is required under this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

Successors and Assigns. The terms of this Guaranty shall be binding upon Guarantors, and upon Guarantors’ heirs, personal representatives, successors, and assigns, and shall be enforceable by Lender and its successors and assigns.

DEFINITIONS. The following capitalized words and terms shall have the following meanings when used in this Guaranty. Unless specifically stated to the contrary, all references to dollar amounts shall mean amounts in lawful money of the United States of America. Words and terms used in the singular shall include the plural, and the plural shall include the singular, as the context may require. Words and terms not otherwise defined in this Guaranty shall have the meanings attributed to such terms in the Uniform Commercial Code:

Borrowers. The word “Borrowers” means INVESTOR’S MARK ACQUISITIONS, LLC and BENJAMIN MARCUS HOMES, L.L.C. and includes all co-signers and co-makers signing the Developer Notes and all their successors and assigns.

Credit Agreement. The word “Credit Agreement” means the Credit Agreement as more particularly described in this Guaranty.

Developer Notes. The word “Developer Notes” means the BMH Note, the New IMA Note and the Existing IMA Note as more particularly described in this Guaranty.

Guarantors. The word “Guarantors” means everyone signing this Guaranty, including without limitation MARK L. HOSKINS, and in each case, any signer’s successors and assigns.

Guaranty. The word “Guaranty” means this guaranty from Guarantors to Lender.

Indebtedness. The word “Indebtedness” means Borrowers’ indebtedness to Lender as more particularly described in this Guaranty.

Lender. The word “Lender” means SHEPHERD’S FINANCE, LLC., its successors and assigns.

Related Documents. The words “Related Documents” mean all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, security deeds, collateral mortgages, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

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EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREE TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTORS’ EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED “DURATION OF GUARANTY”. NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED AS OF DECEMBER 30, 2011.

THIS GUARANTY IS GIVEN UNDER SEAL AND IT IS INTENDED THAT THIS GUARANTY IS AND SHALL CONSTITUTE AND HAVE THE EFFECT OF A SEALED INSTRUMENT ACCORDING TO LAW.

GUARANTORS:

INVESTOR’S MARK ACQUISITIONS, LLC

By: /s/ Mark L. Hoskins

MARK L. HOSKINS, Manager of INVESTOR’S MARK

ACQUISITIONS, L.L.C.

BENJAMIN MARCUS HOMES, L.L.C.

By: /s/ Mark L. Hoskins

MARK L. HOSKINS, Manager of INVESTOR’S MARK

ACQUISITIONS, L.L.C.

/s/ Mark L. Hoskins

MARK L. HOSKINS

(Seal)